UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2008

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 Main Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 17, 2008, Pegasystems Inc. (“Pegasystems” or the “Company”) issued a press release announcing it expects revenue for the third quarter ended September 30, 2008 to exceed its previous quarterly record of $51.1 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On October 13, 2008, the Company and Edward Hughes, Senior Vice President, Global Sales, agreed that Mr. Hughes would be leaving the Company. It is expected that Mr. Hughes will be leaving the Company by November 30, 2008. On October 17, 2008, the Company issued a press release announcing the departure of Mr. Hughes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Press Release issued by Pegasystems Inc. on October 17, 2008.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “project,” “expect,” “plan,” “intend,” “believe,” “estimate,” “target,” “forecasting,” “could” and similar expressions, among others, identify forward-looking statements, which speak only as of the date the statement was made. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause the Company’s actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties include, without limitation, variation in demand and the difficulty in predicting the completion of product acceptance and other factors affecting the timing of our license revenue recognition, the level of term license renewals, our ability to develop new products and evolve existing ones, the impact on our business of the recent credit market turmoil and of the ongoing consolidation in the financial services and healthcare markets, our ability to attract and retain key personnel, reliance on key third party relationships and management of the Company’s growth. Further information regarding these and other factors which could cause the Company’s actual results to differ materially from any forward-looking statements contained in this report is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and other recent filings with the Securities and Exchange Commission. The forward-looking statements contained in this report represent the Company’s views as of October 17, 2008. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause the Company’s view to change, the Company does not undertake and specifically disclaims any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. The statements should therefore not be relied upon as representing the Company’s view as of any date subsequent to October 17, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: October 17, 2008

By:  /s/  Shawn Hoyt

        Shawn Hoyt

        General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued by Pegasystems Inc. on October 17, 2008.